Customer And Supplier Concentration	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Customer And Supplier Concentration	Customer And Supplier Concentration
Significant customers and suppliers are those that account for greater than 10% of the Company’s revenue and purchases in any of the years presented.
The Company earned a substantial portion of revenue from two customers in 2024, 2023 and 2022: Customer A amounted to 16%, 17% and 16% of total wafer revenue, respectively and Customer B amounted to 11%, and less than 10% for 2023 and 2022 of total wafer revenue respectively. As of December 31, 2024 and 2023, the amounts due from Customer A included in accounts receivable were $176 million and $237 million, respectively and the amounts due from Customer B included in accounts receivable was $145 million and $0.1 million, respectively. The loss of the significant customers or the failure to attract new customers could have a material adverse effect on the Company’s business, results of operations and financial condition.

	Year ended December 31,
Revenue by Major Customer	2024		2023		2022
(in millions)	Amount	%	Amount	%	Amount	%
Customer A	$1,061	16	$1,279	17	$1,329	16
Customer B	$722	11	$612	8	$590	7
The Company purchased 61%, 63% and 54% of its SOI wafers, a key input into its products, from a single supplier in 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the net amount due to the supplier was $9 million and $61 million, respectively. Any failure in the supplier’s ability to provide SOI wafers could materially and adversely affect the Company’s results of operations, financial condition, business and prospects.